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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Mid Cap Fund dated October 14, 1999 in this Registration Statement (Form N-1A No. 33-42160) of PaineWebber Managed Assets Trust.


                                                  ERNST & YOUNG LLP



New York, New York
November 18, 1999